COMMUNITY BANCORP INC.
-------------------------------------------------------------------------------
130 W. Fallbrook Street
Fallbrook, CA 92028

                       COMMUNITY BANCORP INC. ANNOUNCES 5
                    PERCENT STOCK DIVIDEND AND THIRD QUARTER
                                    EARNINGS
 FOR IMMEDIATE RELEASE
CONTACT:      TOM SWANSON
              COMMUNITY BANCORP INC.
              (760) 723-6001

FALLBROOK, Calif., October 29, 1999--Community Bancorp Inc. (NASDAQ:CMBC), parent company of Fallbrook National Bank, today announced a loss of ($40,000), or ($0.02) per diluted share, for the third quarter of 1999, compared to earnings of $303,000, or $0.14 per diluted share, for the third quarter of 1998. Net income totaled $695,000, or $0.30 per diluted share, for the nine months ended September 30, 1999 compared to $774,000, or $0.35 per diluted share, for the nine months ended September 30, 1998.

         Earnings for the nine months ended September 30,1999 were negatively impacted by the non-recurring expenses of the cost of forming the holding company combined with the outcome of a lawsuit. "Without these non-recurring expenses, year to date earnings would have been $907,000, or $0.39 per diluted share, compared to $774,000, or $0.35 per diluted share, for the nine months ended September 30, 1998. This calculates to a 17.2% increase in earnings from operations," stated Tom Swanson, President and CEO of Community Bancorp Inc. and Fallbrook National Bank. Although the Courts have ruled in favor of a new trial, subject to certain conditions, the Bank felt it prudent to accrue the entire potential award of $298,000. If a new trial is not granted, the Bank would move forward with an appeal.

         "In addition to the jury verdict award, the third quarter was impacted by reduced loan sales," continued Swanson. "The decision to reduce sales of guaranteed and unguaranteed SBA loans during the third quarter was made in order to maximize returns on each loan by increasing the holding period, which will add interest income to the Company's earnings. The Company anticipates making loan sales during the fourth quarter. Quality of assets continue to improve, with nonperforming assets, net of SBA guarantees, declining from $1.5 million at September, 1998 to $834,000 at September, 1999. In addition, the ratio of charge offs to average loans outstanding has been extraordinary during 1999, being reduced to only 2 basis points as a percent of average loans outstanding, as compared to 22 basis points for the same period in 1998." The Company's total assets increased to $155.7 million as of September 30,1999, compared to $136.2 million as of December 31, 1998, for a 19 percent annualized growth rate.

         The Board of Directors has declared a stock dividend of 5%, payable on November 30, 1999, to shareholders' of record on November 15, 1999. Cash will be paid in lieu of any fractional shares. "The Bank has met its strategic objectives to date, and therefore the Board has decided to issue this dividend," stated Chairman Haugh.

         Community Bancorp Inc., parent company of Fallbrook National Bank, is a $156 million bank holding company headquartered in Fallbrook, California. The Company's primary subsidiary, Fallbrook National Bank, serves the North San Diego and Inland Empire communities with retail banking offices in Fallbrook, Temecula and Vista, and loan production offices in the cities of Fallbrook, Los Angeles, Ontario, Orange, Sacramento, Temecula, and Vista.

         Fallbrook National Bank's web site is www.fallbrooknationalbank.com.

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         Statements concerning future performance, developments or events concerning expectation for growth and market forecasts, and any other guidance on future periods, constitute forward-looking statements which are subject to a number of risks and uncertainties which might cause actual results to differ materially from stated expectations.

STATEMENTS OF INCOME
(dollars in thousands)
(unaudited)

                                                          FOR THE NINE MONTHS ENDED           FOR THE THREE MONTHS ENDED
                                                                SEPTEMBER 30,                        SEPTEMBER 30,
                                                            1999             1998                1999             1998
-----------------------------------------------------------------------------------------  ----------------------------------
Interest Income:

  Interest and fees on loans                               $     8,874       $     7,139        $     3,033      $     2,627
  Interest on federal funds sold                                   416               689                183              253
  Interest on interest bearing deposits in financial
  institutions                                                      30                31                 10               10
  Interest on investment securities                                167                38                105               13
                                                      -----------------------------------  ----------------------------------

  Total interest income                                          9,487             7,897              3,331            2,903

Interest expense - deposits                                      2,875             2,658              1,021              946
Interest expense - other borrowed money                            138                88                 95               28
                                                      -----------------------------------  ----------------------------------

  Total interest expense                                         3,013             2,746              1,116              974

  Net interest income before provision for loan
  losses                                                         6,474             5,151              2,215            1,929

Provision for loan losses                                          385               410                 70              179
                                                      -----------------------------------  ----------------------------------

   Net interest income after provision for loan
   losses                                                        6,089             4,741              2,145            1,750
                                                      -----------------------------------  ----------------------------------

Other operating income:
  Customer service charges                                         282               269                104               90
  Other fee income                                                 989               811                324              367
  Gain on sale of loans                                          1,844             1,031                131              438
  Servicing fees, net                                              432               453                162              168
                                                      -----------------------------------  ----------------------------------

  Total other operating income                                   3,547             2,564                721            1,063
                                                      -----------------------------------  ----------------------------------

Other operating expenses:
  Salaries and employee benefits                                 4,555             3,375              1,410            1,270
  Occupancy                                                        829               562                275              205
  Bank premises and equipment                                      376               240                133               96
  Marketing and promotions                                         174               248                 60              112
  Data processing                                                  562               446                200              164
  Professional services                                            403               305                166              132
  Non-recurring expense                                            362                 -                258                -
  Other expenses                                                 1,192               810                432              318
                                                      -----------------------------------  ----------------------------------

  Total other operating expenses                                 8,453             5,986              2,934            2,297
                                                      -----------------------------------  ----------------------------------

Income before taxes                                              1,183             1,319                (68)             516

INCOME TAXES                                                       488               545                (28)             213
                                                      -----------------------------------  ----------------------------------

NET INCOME                                                  $      695        $      774         $      (40)      $      303
                                                      -----------------------------------  ----------------------------------
                                                      -----------------------------------  ----------------------------------

BASIC EARNINGS PER SHARE                                    $     0.30        $     0.36        $     (0.02)      $     0.14
DILUTED EARNINGS PER SHARE                                  $     0.30        $     0.35        $     (0.02)      $     0.14

CONSOLIDATED BALANCE SHEETS
AT SEPTEMBER 30, 1999 AND DECEMBER 31, 1998
(dollars in thousands)

                                                                                  (Unaudited)
ASSETS                                                                        SEPTEMBER 30, 1999           DECEMBER 31, 1998
                                                                          --------------------------------------------------------
Cash and due from banks                                                      $           7,178           $           6,064
Federal funds sold                                                                       6,105                      10,250
Interest bearing deposits in financial institutions                                        800                         800
Federal Reserve Bank stock                                                                 161                         132
Investment securities held-to-maturity, at amortized cost                                6,706                       1,676

Loans, held for investment                                                             116,278                     103,101
Loans, held for sale                                                                    11,437                       6,600

  Less allowance for loan losses                                                        (1,357)                       (992)
                                                                             ------------------          ------------------
        NET LOANS                                                                      126,358                     108,709

Bank premises and equipment, net                                                         2,435                       2,460
Accrued interest and other assets                                                        3,295                       3,182
Servicing asset, net                                                                     2,658                       2,950
                                                                             ------------------          ------------------

        TOTAL ASSETS                                                         $         155,696           $         136,223
                                                                             ------------------          ------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

DEPOSITS

      Interest bearing                                                       $         114,387           $         102,869
      Non-interest bearing                                                              25,666                      21,286
                                                                             ------------------          ------------------

        TOTAL DEPOSITS                                                                 140,053                     124,155


Other Borrowings                                                                         4,022                       1,000
Accrued expenses and other liabilities                                                   1,195                       1,522
                                                                             ------------------          ------------------


        TOTAL LIABILITIES                                                             145,270                     126,677

SHAREHOLDERS' EQUITY
  Common stock, $ .625 par value;
   authorized 40,000,000 shares,
   issued and outstanding, 2,416,305 at September 30, 1999 and
   2,407,065 at December 31, 1998                                                       1,510                       1,505
Additional paid-in capital                                                              3,883                       3,856
Unearned ESOP contribution                                                               (847)                     (1,000)
Retained Earnings                                                                       5,880                       5,185
                                                                             ------------------          ------------------

       TOTAL SHAREHOLDERS' EQUITY                                                      10,426                       9,546
                                                                             ------------------          ------------------

      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $        155,696            $        136,223
                                                                             ------------------          ------------------
                                                                             ------------------          ------------------

                                             Community Bancorp Inc.
                                              Financial Highlights
FINANCIAL RATIOS:

                                                 For the nine months ended              For the quarter ended
                                                       September 30,                        September 30,
                                           ------------------ ----------------- ----------------- ------------------
                                                  1999               1998              1999              1998
                                           ------------------ ----------------- ----------------- ------------------
Return on average assets                           0.63%             0.89%            (0.10%)             0.93%
Return on average equity                           9.36%            11.91%            (1.56%)            13.65%
Efficiency ratio                                  80.74%            77.59%            91.14%             75.53%
Net interest margin                                6.47%             6.63%             6.19%              6.59%
Average equity to average assets                   6.70%             7.44%             6.54%              6.83%


ALLOWANCE FOR LOAN LOSSES:

                                                                       At or for the nine months ended
                                                                                September 30,
                                                                 --------------------------------------------
                                                                         1999                   1998
                                                                 ---------------------- ---------------------
                                                                           (dollars in thousands)
Balance beginning of year                                               $     992                $   650
Provision for loan losses                                                     385                    410
Net charge offs (net recoveries)                                               20                    142
                                                                 ---------------------- ---------------------
Balance end of period                                                   $   1,357                $   918
                                                                 ---------------------- ---------------------
                                                                 ---------------------- ---------------------
Allowance for loan losses to nonaccrual loans                               76.36%                170.63%
Allowance for loan losses to nonperforming loans                            76.36%                 72.97%
Total Gross Loans                                                       $ 129,347                $ 99,543
Allowance for loans losses to total gross loans                              1.05%                  0.92%
Allowance for loan losses to nonperforming assets                           76.36%                 52.40%
Ratio of net charge-offs to average loans outstanding
(annualized)                                                                0.02%                  0.22%

NON-PERFORMING ASSETS:

                                                                   At September 30,                  At December 31,
                                                      -------------------------------------------- ---------------------
                                                              1999                   1998                  1998
                                                      ---------------------- --------------------- ----------------------
                                                                            (dollars in thousands)
Total nonaccrual loans1                                       $ 1,777                $   538               $   969
Troubled debt restructurings                                        -                    720                   723
Loans 90 days past due and still accruing                           -                      -                   203
                                                      ---------------------- --------------------- ----------------------
     Total nonperforming loans                                  1,777                  1,258                 1,895
Other real estate owned                                             -                    494                     -
                                                      ---------------------- --------------------- ----------------------
                                                      ---------------------- --------------------- ----------------------
Total nonperforming assets                                    $ 1,777                $ 1,752               $ 1,895
                                                      ---------------------- --------------------- ----------------------
                                                      ---------------------- --------------------- ----------------------
Nonaccrual loans to total gross loans                            1.37%                  0.54%                 0.86%
Nonperforming loans to total gross loans                         1.37%                  1.26%                 1.68%
Nonperforming loans, net of SBA guarantees, to

total gross loans                                                0.64%                 0.97%                  1.42%
Total nonperforming assets to total assets                       1.14%                 1.44%                  1.39%

--------------
1 Includes $943,000, $295,000 and $293,000 in SBA guaranteed portion of nonperforming loans as of September 30, 1999 and 1998 and December 31, 1998, respectively.